Exhibit 10.2

Amendment to Employment Agreement

This Amendment (the “Amendment”) to that certain Employment Agreement between Allison Transmission, Inc., a Delaware corporation (together with any successor thereto, the “Company”), and David S. Graziosi (the “Executive”) dated as of April 15, 2014 (the “Employment Agreement”) is made as of May 11, 2016 (the “Amendment Date”) by and among the Company and the Executive. Except as set forth in this Amendment, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

RECITAL

The Company and the Executive mutually desire to amend the terms of the Employment Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.     Amendment to the Employment Agreement. Effective as of the Amendment Date, the Employment Agreement is hereby amended as follows:

(a)     Section 1(c) is amended by deleting “Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary” and replacing it with “President, Chief Financial Officer, Treasurer and Assistant Secretary.”

(b)	Section 2(a) is amended by deleting the reference to “$575,000” and replacing it with “650,000.”

2.     No Other Amendment. Except as expressly set forth in this Amendment, the Employment Agreement shall remain unchanged and shall continue in full force and effect according to its terms.

3.     Entire Agreement. This Amendment, together with the Employment Agreement (to the extent not amended hereby), represents the entire agreement of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the parties.

4.     Governing Law. This Amendment shall be governed, construed, interpreted and enforced in accordance with its express terms, and otherwise in accordance with the substantive laws of the State of Indiana, without reference to the principles of conflicts of law of the State of Indiana or any other jurisdiction, and where applicable, the laws of the United States.

5.     Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same document.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first written above.

COMPANY

By:	/s/ Eric C. Scroggins
Name:	Eric C. Scroggins
Title:	Vice President, General Counsel & Secretary

EXECUTIVE

/s/ David S. Graziosi
David S. Graziosi

[Signature Page to Graziosi Employment Agreement Amendment]